UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2006 (March 2, 2006)

Artesyn Technologies, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-4466	59-1205269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7900 Glades Rd., Suite 500, Boca Raton, Florida	33434-4105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 451-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 2, 2006, Samco Partners, an entity alleging to be a shareholder of Artesyn Technologies, Inc. (“Artesyn”), filed a purported class action complaint (the “Complaint”) in the Circuit Court of the Fifteenth Judicial Circuit in and for Palm Beach County, Florida against Artesyn, substantially all of our directors and Emerson Electric Co. (“Emerson”). The Complaint alleges that our directors breached their fiduciary duties in connection with the approval of the proposed merger, previously announced by Artesyn on our Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on February 2, 2006 and detailed in our Preliminary Proxy Statement as filed with the SEC on February 23, 2006 (the “Preliminary Proxy Statement”), pursuant to which Artesyn will be acquired by Emerson (the “Merger”). The Complaint also alleges that the defendants did not fully and fairly disclose certain material information with respect to the approval of the Merger in the Preliminary Proxy Statement and that Emerson aided and abetted the directors in their alleged breaches of fiduciary duty.

The Complaint seeks injunctive relief against the consummation of the Merger or, alternatively, to rescind it. It also seeks an award of damages for the alleged wrongs asserted in the Complaint. The lawsuit is in its preliminary stages. Artesyn believes that the lawsuit is without merit and intends to defend it vigorously.

Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Readers are cautioned that these forward-looking statements involve certain risks and uncertainties and may differ materially from actual future events or results. Undue reliance should not be placed on such forward-looking statements. Certain risks and uncertainties are identified in Artesyn’s periodic filings with the SEC, specifically its most recent Annual Report on Form 10-K, filed with the SEC on March 16, 2005. Some of these risk factors include, but are not limited to, operating in a volatile, competitive industry characterized by rapidly changing prices, technologies and demands associated with global manufacturing in foreign locations, dependence on a relatively small number of customers, dependence on and volatility of foreign sales, and technological changes which may render our existing products uncompetitive or obsolete. Any forward-looking statement made in this Current Report on Form 8-K is made as of the date of this Current Report on Form 8-K and should not be relied upon as representing Artesyn’s estimates as of any subsequent date. Artesyn assumes no obligation to update any such forward-looking statements. While Artesyn may elect to update forward-looking statements at some point in the future, it specifically disclaims any obligation to do so, even if estimates change. For a more detailed discussion of such risks and uncertainties, Artesyn strongly encourages you to review its reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTESYN TECHNOLOGIES, INC.
(Registrant)
Dated: March 7, 2006
	By:	/s/ Gary R. Larsen
	Name:	Gary R. Larsen
	Title:	Vice President – Finance, Chief Financial Officer and Secretary